GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Growth Funds

Class A, Class C, Institutional, Class IR and Class R Shares of the

Goldman Sachs Flexible Cap Growth Fund (the “Fund”)

Supplement dated June 30, 2014 to the

Prospectus and Statement of Additional Information, both dated December 27, 2013

(the “Prospectus” and the “SAI”, respectively)

Effective immediately, Jeffrey Rabinowitz no longer serves as a portfolio manager for the Fund. Additionally, effective immediately, Craig Glassner serves as a portfolio manager for the Fund. Accordingly, all references to Mr. Rabinowitz in the Prospectus and SAI are hereby deleted in their entirety. The Fund’s disclosure is further modified hereby as follows:

The following replaces in its entirety the “Portfolio Managers” subsection in the “Goldman Sachs Flexible Cap Growth Fund—Summary—Portfolio Management” section of the Prospectus:

Portfolio Managers: Steven M. Barry, Managing Director, Chief Investment Officer—Fundamental Equity, Chief Investment Officer—Growth Equity, has managed the Fund since 2008; and Craig Glassner, MD, CFA, Managing Director, has managed the Fund since 2014.

The following is added to the table in the “Service Providers—Fund Managers—Growth Investment Team” section of the Prospectus:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Craig Glassner, MD, CFA Managing Director	Portfolio Manager— Flexible Cap Growth	Since 2014	Dr. Glassner joined the Investment Adviser in 2005. Dr. Glassner is a portfolio manager and focuses on Small/Mid and Mid Cap Growth strategies in addition to covering the biotechnology, pharmaceutical and healthcare industries. Previously, he was a vice president and research analyst at Bear Sterns. Prior to that, Dr. Glassner was a practicing physician.

This Supplement should be retained with your Prospectus and SAI for future reference.

FLEXCAPPMSTK 06-14